UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	December 8, 2003
(Date of earliest event reported)

DELPHI CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

Item 9. Regulation FD Disclosure
SIGNATURE
Press Release dated 12/8/03

ITEM 9. Regulation FD Disclosure

     Delphi Corporation (“Delphi”) today issued a press release regarding Delphi’s 2004 outlook. A copy of the press release is attached as exhibit 99(a) hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)

Date:	December 8, 2003	By	/s/ John D. Sheehan

(John D. Sheehan, Chief Accounting
Officer and Controller)

Exhibit Index

Exhibit Number	Description
99(a)	Press release dated December 8, 2003.